Securities Act Registration No. 333-173080

Investment Company Act Registration No. 811-22538

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 7	☒

(Check appropriate box or boxes.)

Advisers Investment Trust

(Exact Name of Registrant as Specified in Charter)

4041 N. High Street, Suite 402

Columbus, OH 43214

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (614) 255-5550

Dina A. Tantra

4041 N. High Street, Suite 402

Columbus, OH 43214

With copy to:

Michael V. Wible

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215-6101

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

PROSPECTUS DATED            , 2013

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

A series of Advisers Investment Trust

FUND SUMMARY

AIT Global Emerging Markets Opportunity Fund

(“Emerging Markets Fund” or the “Fund”)

Investment Objective: The Fund has an investment objective of providing capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class C	Class I
Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed)[1]	None	1.00%	None
Redemption fee (as a percentage of amount redeemed)	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses[2]	0.22%	0.22%	0.22%

Total annual fund operating expenses	1.27%	2.02%	1.02%

[1]	On shares redeemed within one year of purchase.
[2]	Other expenses are based on estimated amounts for the Fund’s first fiscal year.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years
Class A – Sold or Held		$697		$955
Class C – Sold – Held	$ $	305 205	$ $	634 634
Class I – Sold or Held		$104		$325

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s investment return.

Principal Investment Strategies: Under normal circumstances, the Emerging Markets Fund invests at least 80% of its assets in equity securities including common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, exchange traded funds (“ETFs”) and sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), of issuers located in emerging markets countries; such issuers may be of any capitalization. In some cases the Fund may invest in equity-linked securities—synthetic instruments that attempt to replicate ownership of an underlying equity security in foreign stock markets where non-resident shareholders are unable to own shares directly.

The securities selected for inclusion in the Fund are those that in the opinion of the Adviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. While the Adviser primarily relies on the country where the issuer is incorporated in determining “location” of an issuer, the location of an issuer is ultimately based on analysis of the following criteria: country of domicile, location of the primary exchange on which the companies securities are traded or country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Investment Risks: All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Investments in small and medium-sized companies may be more volatile than investments in larger companies.

Equity-Linked Instruments Risk. The risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

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Foreign Investing Risk. Foreign investing involves risks not typically associated with US investments, including adverse fluctuations in foreign currency values and adverse political, social and economic developments affecting a foreign country. Prices of foreign securities may be more volatile than those of their domestic counterparts.

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund concentrates its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

Performance: Because the Fund has not commenced operations and does not have returns for a full calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling 855-223-0437 or 312-557-7902.

Portfolio Management

Investment Adviser

The fund’s adviser is Vontobel Asset Management, Inc. (“Vontobel”).

Portfolio Manager

Rajiv Jain, joined Vontobel in 1994 as an equity analyst and has been a Managing Director at Vontobel since 2006.

Buying and Selling Fund Shares

Purchase Minimums
Minimum Initial Investment:
Class A	$500
Class C	$500
Class I	$1,000,000

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Minimum Additional Investment:
Class A	$250
Class C	$250
Class I	None

To Buy or Sell Shares: AIT Global Emerging Markets Opportunity Fund c/o The Northern Trust Company P.O. Box 4766 Chicago, IL 60680-4766 Telephone: 855-233-0437 or 312-557-7902

You can buy or sell shares of the Fund on any business day which the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND DETAILS

Non-Fundamental Investment Objective:

The Fund has an investment objective of providing capital appreciation.

Principal Investment Strategies:

Under normal circumstances, at least 80% of the Fund’s assets are invested in equity and equity-linked securities of issuers located in emerging markets countries. The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund’s policy of investing at least 80% of its assets in the securities of issuers located in emerging markets countries may be changed only upon 60 days’ written notice to shareholders.

Generally, the Adviser uses a bottom-up stock and business analysis approach. The Adviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may invest substantially all of its assets in common stocks if the Adviser believes that common stocks will appreciate in value. The Adviser seeks to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.

The Adviser looks for equity securities of companies selling for a price that is below its intrinsic worth due to factors such as market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. The Adviser believes that buying these securities at a price that is below their intrinsic worth may generate returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the Fund invests.

In determining which portfolio securities to sell, the Adviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the Adviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the Adviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the Adviser does not believe that market conditions are favorable to the Fund’s principal investment strategies, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation occurs, the Fund may not achieve its investment objective.

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Investment Risks

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Equity-Linked Instruments

Equity-linked instruments are synthetic instruments that attempt to replicate ownership of an underlying equity security in foreign stock markets where non-resident shareholders are unable to own shares directly. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

Foreign Investing Risks

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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Currency Rate Risk. Because the foreign securities in which the Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Fund’s shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Geographic Concentration Risk

The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Preferred Stock Risk. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities Risk. Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as Adviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2012, Vontobel had approximately $35 billion in assets under management.

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Under the Fund’s investment advisory agreement, the Adviser receives an annual advisory fee as follows:

Fund	Contractual Rate (as % of average daily net assets)

Global Emerging Markets Opportunity Fund	0.80%

Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Adviser and the Fund will be available in the Fund’s first report to shareholders after the contract approval.

Portfolio Management

Rajiv Jain. Mr. Jain is a Managing Director (since 2002) of Vontobel. He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since 2002.

The SAI provides additional information about the portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.

Historical Investment Return of the Adviser’s Emerging Markets Equity Composite

The Adviser manages various accounts using the Emerging Markets Equity strategy, which employs investment objectives, policies and strategies substantially similar to those of the AIT Global Emerging Markets Opportunity Fund. The Emerging Markets Equity Composite investment returns shown below include the accounts managed by the Adviser, as noted below, using this strategy. The information for the composite is provided to show the past investment return of the Adviser in managing the strategy, as measured against the MSCI Emerging Markets Index. The investment return of the composite does not represent the historical investment return of the AIT Global Emerging Markets Opportunity Fund and should not be considered a substitute for, or indicative of, the future investment return of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts are not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the periods shown. The investment return of the AIT Global Emerging Markets Opportunity Fund for future periods will vary.

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The Adviser provided the information shown below and calculated the investment return information. The rate of return for the accounts includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the accounts are included in the investment return calculations, and the cash and cash equivalents are included in the total assets on which the investment return is calculated. The accounts are valued at least monthly. Results include the reinvestment of dividends and capital gains.

Emerging Markets Equity Composite

Performance Returns

For Years Ended December 31

Calendar Year	Composite Return (Net of Fees)	Composite Return (Gross of Fees)	MSCI Emerging Markets Index
2012	20.91%	22.16%	18.63%
2011	-2.77%	-1.72%	-18.17%
2010	29.42%	31.11%	19.20%
2009	53.36%	55.68%	79.02%
2008	-47.34%	-46.34%	-53.18%
2007	35.35%	38.05%	39.78%
2006	35.20%	37.66%	32.59%
2005	23.30%	25.68%	34.54%
2004	35.37%	37.59%	25.95%
2003	55.96%	58.03%	56.28%

The Emerging Markets Equity Composite includes all discretionary accounts, excluding wrap accounts and private client assets, that invest mainly in equity securities of issuers located in emerging market countries in Asia, Latin America, Africa, and Europe. Results of the composite are shown compared to the Morgan Stanley Capital International—Emerging Markets Index (the “MSCI Emerging Markets Index”), an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The benchmark is used for comparative purposes only and generally reflects the risk or investment style of the investments in the composite. The index is a free float-adjusted market capitalization index of approximately 800 stocks that is designed to measure equity market performance in 21 emerging markets countries. The index is calculated on a total return basis with gross dividends reinvested, but does not reflect fees, withholding taxes or other investment expenses, and is expressed in U.S. Dollars. Investments made by the Company for the portfolios it manages according to respective strategies may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the MSCI Emerging Markets Index. The minimum account size for this composite is $1 million.

Vontobel Asset Management, Inc. (“VAMUS”) claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. VAMUS has been independently verified for the periods between January 1, 2001 through June 30, 2012. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Emerging Markets Equity Strategy Composite has been examined for the periods between January 1, 1994 through June 30, 2012. The verification and performance examination reports are available upon request. VAMUS is an investment advisory firm registered under the Investment Advisers Act of

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1940 and a subsidiary of Vontobel Holding AG, Zurich, Switzerland. For GIPS purposes, the firm is defined as all institutional accounts at Vontobel Asset Management, excluding wrap accounts and private client assets. The firm maintains a complete list and description of composites, which is available upon request. Policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request.

Results are based on fully discretionary institutional accounts under management, including those accounts no longer with the firm, and excluding wrap accounts and private client assets. Net composite performance is presented after the deduction of foreign withholding taxes. Capital gains, dividends and interest income received may be subject to withholding taxes imposed by the country of origin and such taxes may not be recoverable. Results portrayed reflect the reinvestment of dividends and other earnings. Past performance is not indicative of future results. No portfolios contained in this composite were carved out from balanced portfolios or multi-manager portfolios currently or historically. Leverage and short positions are not used in the composition of client portfolios. Derivatives in the form of forward foreign currency contracts were used in managing client portfolios for opportunistic currency hedging until October 2011. The Vontobel Global Emerging Markets Fund, an unregistered private investment trust, pays a bundled fee, the components of which include: investment management fees; custodial fees; legal fees; and, other administrative expenses. Bundled-fee portfolios as a percentage of composite assets at year-end are as follows: 3.5% in 2007, 3.1% in 2008, 3.9% in 2009, 2.1% in 2010, 3.8% in 2011. The U.S. Dollar is the currency used to express performance. Returns include the effect of foreign currency exchange rates. Returns are presented gross and net of management fees and include the reinvestment of all income. The gross rates of return are presented before the deduction of investment management fees, other investment-related fees, and after the deduction of foreign withholding taxes, brokerage commissions and transaction costs. An investor’s actual return will be reduced by investment advisory fees. The net rates of return are presented after the deduction of investment management fees, brokerage commissions, transaction costs, other investment-related fees and foreign withholding taxes and bundled fees. Such investment management fees are actual fees, as distinguished from model fees, and do not contain any performance-based fee components. The standard annual management fees charged by the Company for the Composite are: 0.95% on the first $100 million, 0.85% over $100 million. Certain accounts may have higher management fees than the standard fee schedule. The Company’s investment advisory fees are further described in Part II of its Form ADV. The Emerging Markets Equity Composite was created October 31, 1992. Compliance with GIPS has been verified firm-wide by Ashland Partners & Company LLP from January 1, 2005 through June 30, 2012. In addition, a performance examination was conducted on the Emerging Markets Equity Composite beginning January 1, 2005. For the period January 1, 2001 through December 31, 2004, the Company was verified firm-wide by, and the performance results of the Emerging Markets Equity Composite were examined by, Ernst & Young LLP. Performance results from January 1, 1994 to December 31, 2000 have been examined by PricewaterhouseCoopers.

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company (“Transfer Agent”), 50 South LaSalle Street, Chicago, Illinois 60603, serves as financial administrator, transfer agent and custodian for the Fund. Beacon Hill Fund Services, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio 43214 provides compliance services, financial controls services and business management and governance services for the Funds. BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, OH 43214, distributes shares of the Fund. BHIL Distributors, Inc. is an affiliate of Beacon Hill Fund Services, Inc.

SHARE CLASSES

What are the classes and how do they differ?

The Fund offers three classes of shares. Each class has different sales and distribution charges. (See “Fees and Expenses” in the “Fund Summary” previously in this prospectus.) For certain

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classes of shares, the Fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in the Fund. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Purchase Shares.”

Please be sure that you fully understand these choices before investing.

Class A Shares. If you purchase Class A Shares of the Fund, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Class C Shares” below.) Class C Shares do not convert to any other class of shares of the Fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to

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private and institutional clients of, or referred by, the Adviser and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

Class A Shares: Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a deferred sales charge if they redeem their shares within 18 months of purchase.

Breakpoints for Class A:	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75%	4.99%
$100,000 but under $250,000	3.75%	3.90%
$250,000 but under $500,000	2.75%	2.83%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

Combination Purchase Privilege. Your purchase of any class of shares of the Fund, if made at the same time by the same person, will be added together with the Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse and minor children purchasing shares for his or her own account (including an IRA account) including his or her own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Fund. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

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Right of Accumulation. The value of your account(s) in any class of shares of the Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Sales at Net Asset Value. In addition to the programs summarized above, the Fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of Advisers Investment Trust; directors, officers, employees and sales representatives of the Adviser or Distributor or a corporate affiliate of the Adviser or Distributor; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations.

Class C Shares

Class C Shares are purchased without an initial sales charge; however, if you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the deferred sales charge applies to a redemption of Class C Shares, Class C Shares not subject to a deferred sales charge are redeemed first.

The deferred sales charge will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connections with IRAs and other qualified retirement plans, provided a commission was not paid at the time of the initial sale.

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

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YOUR ACCOUNT

Pricing Your Shares

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.

Calculating the Fund’s NAV.

The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”) /3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business, except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; US national holidays including New Year’s Day (January 1, 2014), Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 855-233-0437or 312-557-7902 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.

Valuing the Fund’s Assets.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund generally uses pricing services to determine the market value of securities.

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If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines.

In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

How to Purchase Shares

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes early) will be effective at that day’s share price. Purchase requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Fund reserves the right to waive the initial investment minimum.

Customer Identification Program: Important Information About Procedures for Opening an Account.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents.

If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close

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your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries.

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.

Fund Direct Purchases.

You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 855-233-0437 or 312-557-7902 on days the Fund is open for business. You may invest in the following ways:

By Wire.

To Open a New Account:

•	Call 855-233-0437or 312-557-7902 on days the Fund is open for business.

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•	Complete a New Account Application and send it to:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•

Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00pm ET to receive the current day’s NAV.

To Add to an Existing Account:

•	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

Northern Trust Account #[            ]

Shareholder Account #

Shareholder Name:

By Directed Reinvestment.

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.

Other Purchase Information.

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.

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How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell, reduced by the redemption fee described below. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions”. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.

Redemptions Through a Financial Intermediary.

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Fund.

If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail.

•	Send a written request to:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) also is required if:

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1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $50,000.

By Wire.

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account. You may be charged $15 for each wire redemption.

•	Call the Transfer Agent at 855-233-0437or 312-557-7902 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

By Telephone.

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 855-233-0437 or 312-557-7902 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

Neither the Fund, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

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Medallion Signature Guarantee.

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.

An original Medallion Signature Guarantee is required if:

•	the redemption is requested in writing and the amount redeemed is greater than $50,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call 855-233-0437 or 855-233-0437 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions.

The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. However, the Fund may hold proceeds for shares purchased by ACH until the purchase amount has been collected, which may be as long as five (5) business days. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

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Market Timing Policy

The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.

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The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

Fund Policy

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

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TAXES

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.

Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.

Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

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Selling Shares.

Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and exchanges and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding.

By law, you may be subject to backup withholding (currently at a rate of 28%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a US person (including a US resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds. You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts.

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.

SHAREHOLDER REPORTS AND OTHER INFORMATION

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 855-233-0437 or 312-557-7902 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

FINANCIAL HIGHLIGHTS

Financial information about the Fund is not provided because, as of the date of this prospectus, the Fund has not yet commenced operations.

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Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, NY 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

[ ]

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

For Additional Information, call

855-233-0437 or 312-557-7902

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. The Fund’s annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.

Call the Fund at 855-233-0437 or 312-557-7902 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. The Fund does not have an Internet website. Or, write to the Fund at:

AIT Global Emerging Markets Opportunity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Investment Company Act #811-22538

25

AIT Global Emerging Markets Opportunity Fund

A series of Advisers Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the AIT Global Emerging Markets Opportunity Fund (the “Fund” ) dated [            ], 2013. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, or by calling 855-233-0437 or 312-557-7902. The Fund’s prospectus (“Prospectus”) is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND THE FUND

Advisers Investment Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the AIT Global Emerging Markets Opportunity Fund (the “Fund”), a series of the Trust. The investment Adviser to the Fund is Vontobel Asset Management, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks of the Fund is discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Foreign and Emerging Markets Investment Risk

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Emerging Markets Opportunities Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. The Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Opportunities Fund may invest. This may limit the Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Foreign Currency Warrants. The Emerging Markets Opportunities Fund may invest in foreign currency warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. The Fund may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. The Emerging Markets Opportunities Fund may invest in performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency, as of or about a specified time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Geographic Concentration Risk

The possibility that the Fund may concentrate its investments a single country or region may make the Fund susceptible to economic, political, regulatory or other events or conditions affecting companies within such country or region. As a result, the Fund may be more volatile than a more geographically diversified strategy.

Option Risk

The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Fund each may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by a Fund is recorded as an asset of a Fund and its obligation under the option contract as an equivalent liability. A Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by a Fund is exercised or closed out, a Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or a Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by a Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns.

Other Derivatives Risk

The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Certain investment strategies of the Fund described above may be deemed to involve the issuance or sale of a senior security by the Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover the fund’s potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Other Investment Companies

The Fund may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are typically not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be limited secondary market for shares of closee-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Some of the countries in which the Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Restricted and Illiquid Securities Risks

The Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Subject to the oversight of the Trust’s Board of Trustees, the Adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security. A security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optimed common stock.

Sovereign Debt

The Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Repurchase Agreements

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees

Credit Linked Note Risk

There are particular risks associated with investments in credit linked notes. Firstly, a credit linked note is a debt instrument which assumes both credit risk of the relevant reference entity (or entities) and the issuer of the credit linked note. There is also a risk associated with the coupon payment: if a reference entity in a basket of credit linked notes suffers a credit event, the coupon will be re-set and is paid on the reduced nominal amount. Both the residual capital and coupon are exposed to further credit events. In extreme cases, the entire capital may be lost. There is also the risk that a note issuer may default.

Equity Linked Note Risk

The return component of an equity linked note is based on the performance of a single security, a basket of securities or an equity index. Investment in these instruments may cause a capital loss if the value of the underlying security decreases. In extreme cases the entire capital may be lost. These risks are also found in investing in equity investments directly. The return payable for the note is determined at a specified time on a valuation date, irrespective of the fluctuations in the underlying stock price. There is no guarantee that a return or yield on an investment will be made. There is also the risk that a note issuer may default. A Fund may use equity linked notes to gain access to certain markets, for example emerging and less developed markets, where direct investment is not possible. This approach may result in the following additional risks being incurred – lack of a secondary market in such instruments, illiquidity of the underlying securities, and difficulty selling these instruments at times when the underlying markets are closed.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations—Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Fund offers three classes of shares. Each class has different sales and distribution charges. (See “Fees and Expenses” in the Fund’s “Fund Summary,” in the prospectus.) For certain classes of shares, the Fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the Fund to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

How to Purchase Shares

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes early) will be effective at that day’s share price. Purchase requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day.

Class A Shares. If you purchase Class A Shares of the Fund, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a deferred sales charge if they redeem their shares within 18 months of purchase.

Breakpoints for Class A:	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75%	4.99%
$100,000 but under $250,000	3.75%	3.90%
$250,000 but under $500,000	2.75%	2.83%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

Combination Purchase Privilege. Your purchase of any class of shares of the Fund, if made at the same time by the same person, will be added together with the Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse and minor children purchasing shares for his or her own account (including an IRA account) including his or her own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Fund. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the Fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of the Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of Investment Advisers Trust; directors, officers, employees and sales representatives of the Adviser or Distributor or a corporate affiliate of the Adviser or Distributor; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations.

Class C Shares

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Trust.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ 07/2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	5	1

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ 07/2011 to present	President, Vadar Capital LLC, 2008 to present; Senior Vice President and Chief Investment Officer, Union Central Life Insurance Company 1999 to 2008; President and Chief Investment Officer, Summit Investment Partners 1998 to 2008; Chairman and Director, Summit Mutual Funds 1999 to 2008; President and Director, Union Central Mortgage Funding 2002 to 2008; Director, Carillon Investments, Inc. 1999 to 2008; Director, First Franklin Corp. 2009 to 2011	5	2

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ 07/2011 to present	President and CEO of the Ohio Bankers League 1991to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to present	5	2

[1]	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present; Executive Assistant to Chief Legal & Governance Officer, Nationwide Insurance, 2006-2008	5	None

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc. from 2002 to 2009.	N/A	N/A

Eimile Moore Year of Birth: 1969	Secretary	Indefinite/ September, 2011 to present	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc. 2006-2011.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Vice President, CCO Services, Citi Fund Services, Inc., 2004 to 2008.	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services 2008 to present; Senior Vice President, Citi Fund Services 2004-2008	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December , 2012	Senior Vice President Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

[1]	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012 in the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee[1]
Dina A. Tantra	None	None
D’Ray Moore Rice	None	None
Steven R. Sutermeister	None	$1-$10,000
Michael M. Van Buskirk	None	$1-$10,000

[1]	The Trust consists of the various series of Advisers Investment Trust.

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund. The Trust has no retirement or pension plans. The compensation paid to the Trustees for the fiscal year ended September 30, 2012 for the Trust is set forth in the following table.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust[1]
Scott A. Englehart[2]	$0	$0
Dina A. Tantra	$0	$0
D’Ray Moore Rice	$0	$11,600
Steven R. Sutermeister	$0	$11,600
Michael M. Van Buskirk	$0	$12,250

[1]	The Trust consists of the various series of Advisers Investment Trust.
[2]	Resigned effective September 12, 2012.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Three of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chairman of the Board of Trustees is Michael M. Van Buskirk, who is an independent trustee. The Board of Trustees has concluded that its leadership is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to the Fund.

The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee (the “Committees”) .

All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer (“CCO”) and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least two regularly scheduled meetings each fiscal year.

The Nominating and Governance Committee’s function is to make nominations for membership on all committees and review committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee will hold at least one regularly scheduled meeting each fiscal year. All of the independent Trustees are members of the Nominating and Governance Committee.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by the Adviser. The Committees and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Dina A. Tantra has more than 18 years of legal and compliance industry experience. Ms. Tantra’s experience includes leadership and management roles within the financial services industry working with investment advisers, broker-dealers and financial products, with particular expertise in mutual fund distribution, servicing and governance. She has held various senior leadership positions in the legal, compliance and governance areas and has experience overseeing a staff of legal, finance and compliance experts.

D’Ray Moore Rice has worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Rice to bring a unique perspective to service provider oversight for the Trust. Ms. Rice’s experience also includes serving as an Independent Trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Steven R. Sutermeister is an experienced financial services executive and has extensive experience in the areas of investments, corporate governance, accounting and compliance. Mr. Sutermeister has extensive mutual fund industry skills and experience including reporting and compliance and regulatory matters and has served as Senior Vice President and Vice President of investment management and investment banking firms.

Michael M. Van Buskirk is the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Mr. Van Buskirk formerly was a senior executive of a major financial services company. Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

CODE OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of the Code from the Securities and Exchange Commission’s EDGAR web site http://www.sec.gov or by calling the Fund at 855-233-0437 or 312-557-7902.

DISTRIBUTION

Distribution Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to its Class A and Class C shares, which permits its Funds to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plan, the Fund will pay its or principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares. In addition, each Fund will pay its principal underwriter a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

Financial Intermediaries

The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with BHIL Distributors, Inc. (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of the date of this SAI, the Fund has not commenced operations.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Vontobel Asset Management, Inc. is the adviser to the Emerging Markets Opportunities Fund. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of December 31, 2012, Vontobel had in excess of $35 billion in assets under management.

Under the terms of the Fund’s management agreement with the Adviser (“Management Agreement”), the Adviser subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
Global Emerging Markets Opportunity Fund	0.80%

The Management Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of the date of this SAI. However, because the Fund is new, the portfolio managers do not own any shares of the Fund as of the date of this SAI.

In addition, as of the date of this SAI, there is no information to report regarding the dollar range of shares beneficially owned in aggregate of the Fund by the portfolio manager, the principal officers of the Trust, all other employees of the Adviser, and the Adviser’s corporate investments.

Individual	Title	Dollar Range of Shares in
		$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Rajiv Jain	Portfolio Manager	$0	$0	$0	$0	$0	$0
Dina Tantra	President	$0	$0	$0	$0	$0	$0
Rodney Ruehle	Chief Compliance Officer	$0	$0	$0	$0	$0	$0
Eimilie Moore	Secretary	$0	$0	$0	$0	$0	$0
Troy Sheets	Treasurer	$0	$0	$0	$0	$0	$0
Trent Statczar	Assistant Treasurer	$0	$0	$0	$0	$0	$0
Barbara Nelligan	Vice President	$0	$0	$0	$0	$0	$0
All other Adviser employees (collectively)	N/A	$0	$0	$0	$0	$0	$0
Adviser’s Proprietary Investments	N/A	$0	$0	$0	$0	$0	$0

Other Portfolio Manager Information

The portfolio manager is also responsible for managing other account portfolios in addition to the respective Fund which he manages. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for the portfolio manager as of [                    ].

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Total

Portfolio Manager Compensation

Mr. Jain’s compensation, which is paid by the Adviser, consists of a base salary plus a percentage share in the advisory fee revenue that the assets under management in his strategies generate. A significant part of his revenue is deferred.

Trade Allocation

The Adviser manages accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Financial Administrator (“Administrator”) for the Fund and serves as the Fund’s Transfer Agent, Custodian and Fund Accounting Agent and Financial Administrator. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund’s shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian and Fund Accounting Agent and Financial Administrator are paid by the Fund.

Beacon Hill Fund Services, Inc. 4041 N. High Street, Suite 402, Columbus, Ohio 43214 provides compliance services, financial controls services and business management and governance services for the Fund. Services are provided to the Fund pursuant to written agreements between the Fund and Beacon Hill Fund Services, Inc. The fees are paid by the Fund.

Distributor

BHIL Distributors, Inc. (“Distributor”), 4041 N. High Street, Columbus, OH 43214, provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of [ ] has been selected as independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2013. [        ] will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker-dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Because the Fund is new, it did not pay any brokerage commission in the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

The Fund discloses its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

The Fund makes portfolio holdings available, by request, 30 days after month end. Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”) except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; For a description of the methods used to determine the NAV, see “Valuing the Fund’s Assets” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Fund’s NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the , Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 61 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal income tax purposes.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437 or 312-557-7902. Since the Fund has not commenced operations, there have been no proxy votes. In the future, information about how the Fund votes proxies relating to portfolio securities for each 12 month period ending June 30th will be available without charge, upon request, by calling the Trust at 855-233-0437 or 312-557-7902 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated by reference herein after each September 30th fiscal year end once the Fund commences operations.

APPENDIX A

Proxy Voting Policies and Procedures

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i)	Copy of Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment dated March 25, 2011, is hereby incorporated by reference.

(ii)	Copy of Amendment No. 1 dated September 26, 2011 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, is hereby incorporated by reference.

(iii)	Copy of Amendment No. 2 dated March 13, 2012 to Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, is hereby incorporated by reference.

(iv)	Copy of Amendment No. 3 dated January 28, 2013 to Registrant’s Declaration of Trust is filed herewith.

(b) By-Laws.

(i)	Copy of Registrant’s By-Laws, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment dated March 25, 2011, is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)	Investment Advisory Contract between Registrant and Vontobel Asset Management, Inc. to be filed by amendment.

(e) Underwriting Contracts and Form of Distribution Agreement.

(i)	Underwriting Agreement among Registrant and BHIL Distributors to be filed by amendment.

(ii)	Form of Dealer’s Agreement to be filed by amendment.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i)	Custody Agreement between Registrant and The Northern Trust Company, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(ii)	Copy of Amended Schedule B dated March 13, 2012 to the Custody Agreement between Registrant and The Northern Trust Company, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, is hereby incorporated by reference.

(h) Other Material Contracts.

(i)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(ii)	Copy of Amended Schedule A dated March 13, 2012 to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, is hereby incorporated by reference.

(iii)	Business Management and Governance Services Agreement between Registrant and Beacon Hill Fund Services, Inc., which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(iv)	Copy of Amended Schedule A dated March 13, 2012 to the Business Management and Governance Services Agreement between Registrant and Beacon Hill Fund Services, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, is hereby incorporated by reference.

(v)	Copy of Expense Limitation Agreement to be filed by amendment.

(vi)	Fund Administration and Accounting Services Agreement between Registrant and The Northern Trust Company, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(i) Legal Opinion and Consent to be filed by amendment.

(j) Other Opinions. Auditor’s consent to be filed by amendment.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(m) Rule 12b-1 Plan: To be filed by amendment.

(n) Rule 18f-3 Plan: To be filed by amendment.

(o) Reserved.

(p) Code of Ethics.

(i)	Code of Ethics of the Registrant. Copy of Registrant’s Code of Ethics, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(ii)	Code of Ethics of the Distributor. BHIL Distributors, Inc., and Beacon Hill Fund Services, Inc., Code of Ethics, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No.1 dated September 7, 2011, is hereby incorporated by reference.

(iii)	Code of Ethics of the Adviser. Vontobel Asset Management Inc., Code of Ethics to be filed by amendment.

(q) Powers of Attorney. Copy of the Powers of Attorney dated December 11, 2012, which were filed as an Exhibit to Registrant’s Post-Effective Amendment No.2 dated January 10, 2013, are hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Vontobel Asset Management Inc., 1540 Broadway, 38th Floor, New York, NY 10036 is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-21953. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

BHIL Distributors, Inc. (the “Underwriter”), 4041 N. High Street, Suite 402, Columbus OH 43214, is underwriter and distributor for the Registrant. As such, the Underwriter offers shares of the Fund only upon orders received therefor. The Fund continuously offers shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Underwriter is an indirect, wholly-owned subsidiary of Diamond Hill Investment Group.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

Diamond Hill Funds

Praxis Mutual Funds

Cook & Bynum Fund

Boston Trust and the Walden Funds

(b) The Directors and Officers of the Underwriter are as follows:

Name	Address	Position with the Distributor	Position and Offices with Registrant

Brenda J. Bitterman	4041 N. High Street, Suite 402	President	None
Columbus, OH 43214

James F. Laird, Jr.	325 John H. McConnell Blvd.	Chief Financial Officer, Secretary	None
	Suite 200, Columbus, OH 43215	Treasurer and Director

Dina A. Tantra	4041 N. High Street, Suite 402	Chief Compliance Officer	President/Trustee
Columbus, OH 43214

(c) Not applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 4041 N. High Street, Suite 402, Columbus, OH 43214 and/or by the Registrant’s transfer agent, fund accounting agent and custodian, The Northern Trust Company, 50 LaSalle St., Chicago, IL 60603 and the Registrant’s legal administration service provider, Beacon Hill Fund Services, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio 43214.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None

The Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post- Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 6th day of February, 2013.

Advisers Investment Trust

By:	/s/ Dina A. Tantra
Dina A. Tantra, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Dina A. Tantra Dina A. Tantra	Trustee and President (Principal Executive Officer)	February 6, 2013

	D’Ray R. Moore D’Ray R. Moore*	Trustee	February 6, 2013

	Steven R. Sutermeister Steven R. Sutermeister*	Trustee	February 6, 2013

	Michael M. Van Buskirk Michael M. Van Buskirk*	Trustee	February 6, 2013

	/s/ Troy A. Sheets Troy Sheets	Treasurer (Principal Financial Officer)	February 6, 2013

By:	/s/ Dina A. Tantra
Dina A. Tantra, as Attorney-in-Fact

*	Pursuant to Power of Attorney

Exhibit Index

1.	Amendment No.3 to Declaration of Trust	Ex. 28.a.iv